Exhibit 29

This share exchange is made for the securities of a Japanese company. This share exchange is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this notice has been prepared in accordance with generally accepted Japanese accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country, and some or all of its officers are residents of a foreign country. You may not be able to sue a foreign company or its officers in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than pursuant to the share exchange agreement, such as in open market or privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. While this English translation is believed to be generally accurate, it is subject to, and qualified by, in its entirety, the Japanese-language original. Such Japanese-language original shall be the controlling document for all purposes.

August 9, 2016

Notice Regarding Organization and Management Structures

We announce that the respective boards of FamilyMart Co., Ltd. (“FamilyMart”), UNY Group Holdings Co., Ltd. (“UNY Group Holdings”), and Circle K Sunkus Co., Ltd. (“CKS”) have today approved the organization and management structures of the new integrated company “FamilyMart UNY Holdings Co., Ltd.” (“Integrated Company”), which will be established on September 1, 2016, the new CVS company “FamilyMart Co., Ltd.” (CKS following the change of its company name on September 1, 2016), and the GMS Business company “UNY Co., Ltd.”, as follows.

These organization and management structures are subject to the consummations of (i) an absorption-type merger whereby FamilyMart is to be the surviving company and UNY Group Holdings is to be the absorbed company (“Absorption-Type Merger”) and (ii) an absorption-type demerger whereby FamilyMart post the Absorption-Type Merger (i.e., the Integrated Company) is to be the demerged company and CKS is to be the succeeding company (“Absorption-Type Demerger”).

The election of the representative director and the elections of the executive directors will be officially determined respectively at the board of directors meetings of the Integrated Company and the new CVS Company scheduled on September 1, 2016.

1.	Integrated Company “FamilyMart UNY Holdings Co., Ltd.”

(1) Directors and Corporate Auditors

Name	New Title	Current Title
Junji Ueda	Representative Director and President	Representative Director, Chairman and Chief Executive Officer of FamilyMart
Norio Sako	Representative Director and Executive Vice President	Representative Director and President of UNY Group Holdings, Representative Director and President of UNY Co., Ltd.
Isamu Nakayama	Representative Director and Executive Vice President	Representative Director and President of FamilyMart

Name	New Title	Current Title
Toshio Kato	Director and Senior Managing Executive Officer, General Manager of Corporate Planning Division

Director and Senior Managing
Executive Officer, General Manager
of Store Operation Division,
General Manager of Information
Systems Division, and Supervisor of
Customer Service Office and
Franchisee Relations Office of
FamilyMart

Jiro Koshida	Director and Senior Managing Executive Officer, General Manager of Corporate Management Division	Director, Senior Executive Officer, in charge of Secretary, Public & Investor Relations and Finance & Accounting of UNY Group Holdings
Kunihiro Nakade	Director and Managing Executive Officer, General Manager of Finance Division, General Manager of Business Investigation Department

Director and Managing Executive
Officer, General Manager of
Management Division, Chairman of Risk Management & Compliance
Committee, Chairman of Business
Process Improvement Committee,
and Chairman of Corporate Social Responsibility Committee of FamilyMart

Jun Takahashi	Director, General Manager of General Affairs and Human Resources Division	Director, Executive Officer, Group Strategic Headquarters Director and Planning & Policy Department Director of UNY Group Holdings
Akihiro Watanabe	Outside Director	Outside Director of FamilyMart
Takashi Saeki	Outside Director	Adviser and Director of TOHO GAS Co., Ltd., Outside Director of UNY Group Holdings
Yasuhiro Baba	Outside Auditor	Outside Auditor of FamilyMart, Corporate Auditor of UNY Co., Ltd.
Akira Ito	Corporate Auditor	Corporate Auditor of UNY Group Holdings
Mika Takaoka	Outside Auditor	Professor of the College of Business, Rikkyo University, Outside Auditor of FamilyMart
Shuji Iwamura	Outside Auditor	Lawyer, Advisor of NAGASHIMA, OHNO & TSUNEMATSU, Outside Auditor of FamilyMart
Naotaka Nanya	Outside Auditor	Lawyer, Outside Auditor of UNY Group Holdings, Corporate Auditor of CKS

(2) Senior Officers

Name	New Title	Current Title
Teruo Kuramata	Senior Executive Officer, General Manager of Accounting Department	Senior Executive Officer, General Manager of Accounting Department of FamilyMart
Makoto Sugiura	Senior Executive Officer, General Manager of General Affairs and Human Resources Department	Senior Executive Officer, General Manager of General Affairs and Human Resources Department of FamilyMart
Eiji Morita	Senior Executive Officer, General Manager of Legal Department	Senior Executive Officer, General Manager of Legal Department of FamilyMart
Hiroshi Sawada	Senior Executive Officer, General Manager of Corporate Planning Department, General Manager of Budget Management Department	Senior Executive Officer, General Manager of Corporate Planning Office of FamilyMart
Masanori Sugiura	Senior Officer, General Manager of Audit Office	Senior Officer, General Manager of Audit Office of FamilyMart
Tomoaki Ikeda	Senior Officer, General Manager of Finance Department	Senior Officer, General Manager of Finance and Investor Relations Department of FamilyMart
Kazutaka Hiramatsu	Senior Officer, General Manager of Group Management Department	Senior Officer, Deputy Executive General Manager of Corporate Planning Division, General Manager of Group Management Departmentof FamilyMart
Mikio Nishiwaki	Senior Officer, Assistant General Manager of Finance Division, General Manager of Finance Department (Inazawa Office)	General Manager of Group Finance & Accounting Division of UNY Group Holdings Director, Executive Officer, Supervisor of Finance Division of UNY Co., Ltd.
Seiichiro Takeshita	Senior Officer, Assistant General Manager of Corporate Planning Division, General Manager of Corporate Planning Department (Inazawa Office)	General Manager of Corporate Planning Department of UNY Group Holdings, Executive Officer, Supervisor of Corporate Planning Department of UNY Co., Ltd.

(3) Officers

Name	New Title	Current Title
Hataguchi Rikiya	Officer, General Manager of Secretarial Office	Officer, General Manager of Secretarial Office of FamilyMart
Hiroshi Iwasaki	Officer, General Manager of Corporate Communications and Investor Relations Office	Officer, General Manager of Corporate Communications Office of FamilyMart

(4) General Managers

Name	New Title	Current Title
Tadashi Watanabe	General Manager of Secretarial Office (Inazawa Office)	General Manager of Secretarial Office of UNY Group Holdings
Katsuya Honda	General Manager of Corporate Communications and Investor Relations Office (Inazawa Office)	General Manager of Corporate Communications and Investor Relations Office of UNY Group Holdings
Yoshitaka Hayakawa	General Manager of Audit Office (Inazawa Office)	General Manager of Audit Office of UNY Group Holdings
Takayoshi Kokubo	General Manager of Group Management Department (Inazawa Office)	General Manager of Group Management Department of UNY Group Holdings
Masahisa Takizawa	General Manager of Accounting Department, General Manager of Budget Management Department (Inazawa Office)	General Manager of Accounting Department of UNY Group Holdings
Tetsuya Okubori	General Manager of Legal Department (Inazawa Office)	General Manager of Legal Department of UNY Co., Ltd.
Sachie Nakamura	General Manager of CSR Department	General Manager of General Affairs Department of CKS

2.	New CVS Company “FamilyMart Co., Ltd.”

(1) Directors and Corporate Auditors

Name	New Title	Current Title
Isamu Nakayama	Representative Director and Chairman	Representative Director and President of FamilyMart
Takashi Sawada	Representative Director and President	Director and Senior Managing Executive Officer, Assistant to President of FamilyMart
Toshio Kato	Director and Senior Managing Executive Officer, General Manager of Corporate Planning Division, and Supervisor of Store Operation Division

Director and Senior Managing
Executive Officer, General Manager
of Store Operation Division,
General Manager of Information
Systems Division, and Supervisor
of Customer Service Office and
Franchisee Relations Office of FamilyMart

Name	New Title	Current Title
Toshinori Honda

Director and Senior Managing
Executive Officer, General Manager
of Merchandising Division,
General Manager of Logistics &
Quality Control Division,
General Manager of Oversea Area
Franchising Merchandising
Department, Chairman of Ready-to-eat Products
Structural Reform Committee and
Representative Director and
President of Clear Water Tsunan Co., Ltd.

Director and Senior Managing Executive Officer,
General Manager of Merchandising Division,
General Manager of Logistics &
Quality Control Division,
General Manager of Oversea Area
Franchising Merchandising
Department, Chairman of Ready-to-eat Products
Structural Reform Committee of
FamilyMart and Representative
Director and President of Clear
Water Tsunan Co., Ltd.

Shuichi Takeuchi	Director and Senior Managing Executive Officer, General Manager of Integration Promotion Division	Director of UNY Group Holdings, Representative Director and President of CKS
Masaaki Kosaka

Director and Managing Executive
Officer, General Manager of
International Business Division, General Manager of International Business Department
President Chief Executive Officer of FamilyMart China Holding Co., Ltd.

Director and Managing Executive Officer,
General Manager of International Business Division,
General Manager of International Business
Department of FamilyMart,

President and Chief Executive Officer of FamilyMart China Holding Co., Ltd.

Akinori Wada	Director and Managing Executive Officer, General Manager of Store Development Division	Director and Managing Executive Officer, General Manager of Store Development Division of FamilyMart
Yukihiko Komatsuzaki	Director and Managing Executive Officer, General Manager of Management Division, Chairman of Risk Management & Compliance Committee, and Chairman of Corporate Social Responsibility Committee	Director and Managing Executive Officer, General Manager of Corporate Planning Division, General Manager of Project Promotion Department and Chairman of Cost Structure Reform Committee of FamilyMart
Hiroaki Tamamaki	Director and Managing Executive Officer, General Manager of New Business Development Division	Director and Managing Executive Officer, General Manager of New Business Development Division of FamilyMart
Kunihiro Nakade	Director and Managing Executive Officer, General Manager of Finance & Accounting Division

Director and Managing Executive Officer,
General Manager of Management Division,
Chairman of Risk Management & Compliance
Committee, Chairman of Business
Process Improvement Committee,
and Chairman of Corporate Social
Responsibility Committee of FamilyMart

Name	New Title	Current Title
Kazushige Ueno

Director and Managing Executive
Officer, General Manager of Store
Operation Division, Deputy General Manager of Integration Promotion Division, General Manager of Integration Management Department and Supervisor of Customer Service Office and Franchisee Relations Office of FamilyMart

Managing Executive Officer, Deputy Executive General Manager of Sales Division and Store Development of FamilyMart
Naoyoshi Tsukamoto	Director, Managing Executive Officer, General Manager of Information Systems Division

Executive Director, Integration Promotion Manager, Supervisor of Information & Logistics Services Division, Supervisor of Advisory Center for Customers and Owners, Supervisor of Public Relations Office of CKS

Hironobu Nakao	Director, Senior Executive Officer, Deputy Executive General Manager of Store Operation Division	Director, General Manager of Development Department of CKS
Hiroaki Hayashi	Director, Senior Executive Officer, Deputy Executive General Manager of Integration Promotion Division, General Manager of Circle K Sunkus Store Operation Department	Director, General Manager of Store Operation Department of CKS
Haruo Takagaki	Outside Director	General Manager of Food Products Marketing & Distribution Division of ITOCHU
Yasuhiro Baba	Corporate Auditor	Outside Auditor of FamilyMart, Outside Auditor of UNY Co., Ltd.
Shintaro Tateoka	Corporate Auditor	Senior Adviser of FamilyMart
Katsuji Sato	Corporate Auditor	Corporate Auditor of CKS

(2) Managing Executive Officers, Senior Executive Officers

Name	New Title	Current Title
Mitsuji Hirata	Managing Executive Officer, Deputy Executive General Manager of Store Development Division, General Manager of Store Development Department	Managing Executive Officer, Deputy Executive General Manager of Store Development Division, General Manager of Store Development Department of FamilyMart
Yoshihito Nakahira	Managing Executive Officer, General Manager of Cocostore Business Division, Deputy Executive General Manager of Store Operation Division, Deputy Executive General Manager of Store Development Division

Managing Executive Officer,
General Manager of Cocostore
Business Division, Deputy Executive
General Manager of Store Operation
Division, Deputy Executive General
Manager of Store Development
Division of FamilyMart

Name	New Title	Current Title
Kimichika Iwakiri	Senior Executive Officer, General Manager of Kansai III District	Senior Executive Officer, General Manager of Kansai III District of FamilyMart
Minoru Aoki	Senior Executive Officer, Deputy Executive General Manager of Merchandising Division, General Manager of Product & Marketing Department	Senior Executive Officer, Deputy Executive General Manager of Merchandising Division, General Manager of Product & Marketing Department of FamilyMart
Teruo Kuramata	Senior Executive Officer, General Manager of Accounting Department	Senior Executive Officer, General Manager of Accounting Department of FamilyMart
Makoto Sugiura	Senior Executive Officer, General Manager of General Affairs & Personnel Department	Senior Executive Officer, General Manager of General Affairs & Personnel Department of FamilyMart
Eiji Morita	Senior Executive Officer, General Manager of Legal Department	Senior Executive Officer, General Manager of Legal Department of FamilyMart
Kenji Misawa	Senior Executive Officer, Deputy Executive General Manager of Information Systems Division, General Manager of Information Systems Development Department	Senior Executive Officer, Deputy Executive General Manager of Information Systems Division, General Manager of Information Systems Development Department of FamilyMart
Hiroshi Sawada	Senior Executive Officer, Deputy Executive General Manager of Corporate Planning Division, General Manager of Corporate Planning Office	Senior Executive Officer, General Manager of Corporate Planning Office of FamilyMart
Hidenari Sato	Senior Executive Officer, Deputy Executive General Manager of Merchandising Division	Senior Executive Officer, Deputy Executive General Manager of Merchandising Division of FamilyMart
Atsushi Inoue	Senior Executive Officer, General Manager of Tokyo II District	Senior Executive Officer, General Manager of Tokyo II District of FamilyMart
Kiyoshi Kikuchi	Senior Executive Officer, General Manager of Tokai II District	Senior Executive Officer, General Manager of Tokai II District of FamilyMart
Yasutoshi Saito	Senior Executive Officer, Deputy General Manager of New Business Development Division	Corporate Auditor of CKS
Akira Kugaya	Senior Executive Officer, Deputy Executive General Manager of Corporate Planning Division	Director, General Manager of Strategic Planning Division of CKS
Junichi Yamashita	Senior Executive Officer, Chairman of Central FamilyMart Co., Ltd.	Senior Executive Officer, Chairman of Central FamilyMart Co., Ltd.

(3) Senior Officers, Officers

Name	New Title	Current Title
Masanori Sugiura	Senior Officer, General Manager of Audit Office	Senior Officer, General Manager of Audit Office of FamilyMart
Toru Ichikawa	Senior Officer, General Manager of Internet Business Department	Senior Officer, General Manager of Internet Business Department of FamilyMart
Tomoaki Ikeda	Senior Officer, General Manager of Finance Department	Senior Officer, General Manager of Finance and Investor Relations Department of FamilyMart
Tatsuya Akaogi	Senior Officer, General Manager of Delicatessen Department, General Manager of Life & Daily Food Department	Senior Officer, General Manager of Delicatessen Department, General Manager of Life & Daily Food Department of FamilyMart
Rei Takashima	Senior Officer, Deputy Executive General Manager of International Business Division	Senior Officer, Deputy Executive General Manager of International Business Division of FamilyMart
Yukitaka Adachi	Senior Officer, General Manager of Ready-to-eat products Structural Reform and Development Department	Senior Officer, General Manager of Ready-to-eat products Structural Reform and Development Department of FamilyMart
Yoshiharu Kanouda	Senior Officer, General Manager of Marketing Office	Senior Officer, General Manager of Marketing Office of FamilyMart
Tsuneo Murai	Senior Officer, General Manager of Store Operation Department	Senior Officer, General Manager of Store Operation Department of FamilyMart
Toshiya Yoshida	Senior Officer, Assistant General Manager of Store Development Division	Senior Officer, Assistant General Manager of Store Operation Department of FamilyMart
Kazutaka Hiramatsu	Senior Officer, Deputy Executive General Manager of Corporate Planning Division, General Manager of Group Companies and Affiliates Management Department	Senior Officer, Deputy Executive General Manager of Corporate Planning Division, General Manager of Group Companies and Affiliates Management Department of FamilyMart
Junichi Maenishi	Senior Officer, General Manager of Tama and Koshin District	Senior Officer, General Manager of Tama and Koshin District of FamilyMart
Yoshiaki Uematsu	Senior Officer, General Manager of Shonan and Shizuoka District	Senior Officer, General Manager of Shonan and Shizuoka District of FamilyMart
Takashi Iizuka	Senior Officer, General Manager of Tokai I District	Senior Officer, General Manager of Tokai I District of FamilyMart
Tatsuhiko Asakawa	Senior Officer, General Manager of Kansai I District	Senior Officer, General Manager of Tokyo I District of FamilyMart
Katsuhisa Nozaki	Senior Officer, General Manager of Kansai II District	Senior Officer, General Manager of Kansai II District of FamilyMart

Name	New Title	Current Title
Yoshiki Sakazaki	Senior Officer, General Manager of Kyushu I District	Senior Officer, General Manager of Kyushu I District of FamilyMart
Noboru Takebayashi	Senior Officer, Representative Director and President of Famima.com	Senior Officer, Representative Director and President of Famima.com
Takehiko Kigure	Senior Officer, General Director of FAMILYMART VIETNAM JOINT STOCK COMPANY	Senior Officer, General Director of FAMILYMART VIETNAM JOINT STOCK COMPANY
Toshiyuki Asahi	Senior Officer, Executive Advisor of PT.FAJAR MITRA INDAH	Senior Officer, Executive Advisor of PT.FAJAR MITRA INDAH
Yuji Nishizawa	Officer, Assistant General Manager of Information Systems Division	Officer, Assistant General Manager of Information Systems Division of FamilyMart
Eiichi Tanaka	Officer, General Manager of Information Systems Operating Department	Officer, General Manager of Information Systems Operating Department of FamilyMart
Yoshihiro Ihara	Officer, General Manager of Product Administration Department	Officer, General Manager of Product Administration Department of FamilyMart
Shunichi Kojima	Officer, General Manager of Service & Magazine Department	Officer, General Manager of Service & Magazine Department of FamilyMart
Yukiji Sugita	Officer, Assistant General Manager of Store Operation Division	Officer, General Manager of Kyushu II District of FamilyMart
Hiroyuki Nakamura	Officer, General Manager of Store Operation Administration Department	Officer, General Manager of Store Operation Administration Department of FamilyMart
Shinichi Sato	Officer, General Manager of Property Administration Department	Officer, General Manager of Property Administration Department of FamilyMart
Eiji Naoi	Officer, Assistant General Manager of Store Development Division	Officer, Assistant General Manager of Store Development Division of FamilyMart
Makoto Miyamoto	Officer, General Manager of Integrated Store Development Department	Officer, General Manager of Integrated Store Development Department of FamilyMart
Hiromu Kasada	Officer, General Manager of Store Construction Department	Officer, General Manager of Store Construction Department of FamilyMart
Seiji Aoki	Officer, General Manager of Franchisee Accounting Department	Officer, General Manager of Franchisee Accounting Department of FamilyMart
Fumiaki Ono	Officer, General Manager of International Planning & Administration Department	Officer, General Manager of International Planning & Administration Department of FamilyMart

Name	New Title	Current Title
Hiroshi Iwasaki	Officer, General Manager of Corporate Communications Office	Officer, General Manager of Corporate Communications Office of FamilyMart
Rikiya Hataguchi	Officer, General Manager of Secretarial Office	Officer, General Manager of Secretarial Office of FamilyMart
Tetsuo Suzuki	Officer, General Manager of Hokkaido District	Officer, General Manager of Hokkaido District of FamilyMart
Kazuyuki Kato	Officer, General Manager of Tohoku I District	Officer, General Manager of Tohoku I District
Minoru Fukuda	Officer, General Manager of Tohoku II District	Officer, General Manager of Tohoku II District of FamilyMart
Koji Imaki	Officer, General Manager of Chiba District	Officer, General Manager of Chiba District of FamilyMart
Atsushi Tsuji	Officer, General Manager of Tokyo I District	Officer, General Manager of Kansai I District of FamilyMart
Hideyasu Sakyo	Officer, General Manager of Hyogo and Okayama District	Officer, General Manager of Hyogo and Okayama District of FamilyMart
Kenji Usami	Officer, General Manager of Shikoku District	Officer, General Manager of Shikoku District of FamilyMart
Yoji Fujimoto	Officer, Director of Taiwan FamilyMart	Officer, Director of Taiwan FamilyMart
Tadashi Kurakake	Officer, Temporary transfer to FamilyMart China Holding	Officer, Temporary transfer to FamilyMart China Holding
Yuzuru Ujiie	Officer, Director of E-net	Officer, Director of E-net
Junichi Takamura	Officer, Director of Famima.com	Officer, Director of Famima.com
Tadashi Takeda	Officer, Director of Joyous Foods	Officer, Director of Joyous Foods
Katsunori Hakamata	Officer, Assistant General Manager of Corporate Planning Division	Senior Officer, General Manager of President Office, General Manager of Integrated Project Promotion Department of CKS
Kenji Okutomo	Officer, Assistant General Manager of Logistics & Quality Control Division	Senior Officer, General Manager of IT Logistics Division of CKS
Takeshi Tonomura	Officer, Assistant General Manager of Management Division	Senior Officer, General Manager of Business Division of CKS
Masanao Suzuki	Officer, Assistant General Manager of Finance & Accounting Division	Senior Officer, General Manager of Finance & Accounting Division of CKS
Akira Tashiro	Officer, Assistant General Manager Information Systems Division	Senior Officer, General Manager of Strategic Planning Department of CKS
Yutaka Kawabata	Officer, General Manager of Tokyo Operation Department, General Manager of Tokyo II Operation Department	Senior Officer, General Manager of Operation Division of CKS

Name	New Title	Current Title
Takahiro Nimura	Officer, Assistant General Manager of Integration Promotion Division	Senior Officer, General Manager of Tokyo Operation Department of CKS
Satoshi Ito	Officer, General Manager of Tokai I Operation Department	Senior Officer, General Manager of Aichi II Operation Department of CKS
Toshiyuki Hoshi	Officer, Assistant General Manager of Tokai I District	Senior Officer, General Manager of Aichi Higashi Store Development Department of CKS
Ryoichi Muto	Officer, Assistant General Manager of Tokai II District	Senior Officer, General Manager of Aichi Nishi Store Development Department of CKS
Nobuto Togashi	Officer, Assistant General Manager of Merchandising Division	Senior Officer, General Manager of Fast Food Department of CKS

(4) General Managers

Name	New Title	Current Title
Masayoshi Masuko	Deputy Executive General Manager of Logistics & Quality Control Division	Deputy Executive General Manager of Logistics & Quality Control Division of FamilyMart
Masami Fujimori	Assistant General Manager of Merchandising Division	Assistant General Manager of Merchandising Division of FamilyMart
Yoshikazu Onozuka	Assistant General Manager of Store Development Division	General Manager of Brand Integration Promotion Department of FamilyMart

(5) General Managers

Name	New Title	Current Title
Yuichi Takashima	General Manager of Customer Service Office, General Manager of Franchisee Relations Office	General Manager of Customer Service Office, General Manager of Franchisee Relations Office of FamilyMart
Masahiko Kamiyama	Assistant General Manager of New Business Development Division, Assistant General Manager of Corporate Business Division	Assistant General Manager of New Business Development Division, Assistant General Manager of Project Promotion Department of FamilyMart
Hirohiko Fukui	General Manager of Medical Care and Nursing Department	General Manager of Medical Care and Nursing Department of FamilyMart
Kiyoshi Toyooka	General Manager of Corporate Finance Department	General Manager of Corporate Finance Department of FamilyMart
Yukio Hirata	Assistant General Manager of Corporate Finance Department	Assistant General Manager of New Business Development Division of FamilyMart

Name	New Title	Current Title
Keiichi Oikawa	Assistant General Manager of Corporate Finance Department	General Manager of Settlement and ATM Department of CKS
Hiroaki Iwabuchi	Assistant General Manager of Internet Business Department	Officer, Temporary transfer of FamilyMart of CKS
Makoto Niwa	Assistant General Manager of Group Companies and Affiliates Management Department	Assistant General Manager of Group Companies and Affiliates Management Department of FamilyMart
Shinya Yamanaka	Assistant General Manager of Group Companies and Affiliates Management Department	General Manager of New Business Development Department of CKS
Toru Kamiya	Assistant General Manager of Information Systems Division	Assistant General Manager of Information Systems Division of FamilyMart
Seiji Nagaoka	General Manager of Information Systems Supervision Department	General Manager of Information Systems Supervision Department of FamilyMart
Takuji Kawaguchi	General Manager of CKS Store Systems Department	General Manager of Store Systems Development Department of CKS
Atsuhiro Iwasaki	General Manager of CKS Head Office Systems Department	General Manager of Head Office Systems Development Department of CKS
Tadahiro Imanishi	Assistant General Manager of Merchandising Division	Assistant General Manager of Merchandising Division of FamilyMart
Yasuhiro Ueno	Assistant General Manager of Merchandising Division	Assistant General Manager of Merchandising Division of FamilyMart
Ryoji Iriyama	Assistant General Manager of Product Administration Department	General Manager of Product Planning Department of CKS
Shogo Hashimoto	Assistant General Manager of Product Administration Department	General Manager of Product Affairs Department of CKS
Masahiko Toriwaki	Assistant General Manager of Product Administration Department	General Manager of Related Business Department of CKS
Yasushi Miyanabe	Assistant General Manager of Product & Marketing Department	General Manager of Merchandising Support Department of CKS
Mitsuhiro Yamashita	Assistant General Manager of Product & Marketing Department	General Manager of Sales Promotion Department of CKS
Makoto Iijima	Assistant General Manager of Ready-to-eat Products Structural Reform and Development Department	Assistant General Manager of Ready-to-eat Products Structural Reform and Development Department of FamilyMart
Yoshihiro Sawada	Assistant General Manager of Ready-to-eat Products Structural Reform and Development Department	General Manager of Quality Vendor Management Department of CKS

Name	New Title	Current Title
Jun Teshigahara	General Manager of District Merchandising Department	Assistant General Manager of Merchandising Division of FamilyMart
Gen Toyofuku	Assistant General Manager of District Merchandising Department	General Manager of Kita Nihon Product Department of CKS
Hironobu Matsuura	Assistant General Manager of District Merchandising Department	General Manager of Higashi Nihon Product Department of CKS
Taiki Yasukawa	Assistant General Manager of District Merchandising Department	General Manager of Naka Nihon Product Department of CKS
Yoshitaka Nakamura	Assistant General Manager of District Merchandising Department	General Manager of Nishi Nihon Product Department of CKS
Nana Shimada	General Manager of Fast Food Department	General Manager of Fast Food Department of FamilyMart
Masahiro Kawaguchi	Assistant General Manager of Fast Food Department	General Manager of Daily Food Department of CKS
Yuichi Nagai	General Manager of Processed Food & Beverages Department	General Manager of Processed Food & Beverages Department of FamilyMart
Takayuki Mine	Assistant General Manager of Processed Food & Beverages Department	General Manager of Grocery Department of CKS
Masahiro Yoshino	General Manager of Non-Food & Health-care Department	General Manager of Non-Food & Health-care Department of FamilyMart
Kazuhito Uchihira	Assistant General Manager of Service & Magazine Department	General Manager of Service Department of CKS
Masatoshi Sato	Assistant General Manager of Oversea Area Franchising Merchandising Department	Assistant General Manager of Oversea Area Franchising Merchandising Department of FamilyMart
Yasushi Kanai	Assistant General Manager of Oversea Area Franchising Merchandising Department	Assistant General Manager of Oversea Area Franchising Merchandising Department of FamilyMart
Yasushi Ono	General Manager of Logistics Planning Department	General Manager of Logistics Planning Department of FamilyMart
Keiichi Kamiya	Assistant General Manager of Logistics Planning Department	General Manager of Logistics Management Department of CKS
Junkichi Nakata	General Manager of Logistics Traffic Department	General Manager of Logistics Traffic Department of FamilyMart
Yoshie Musashi	General Manager of Quality Control Department	General Manager of Quality Control Department of FamilyMart
Masaaki Amano	Assistant General Manager of Store Operation Division	Assistant General Manager of Store Operation Division of FamilyMart

Name	New Title	Current Title
Akihiko Higuchi	Assistant General Manager of Store Operation Department	General Manager of Store Training Department & Improvement Promotion Department of CKS
Masachika Koizumi	General Manager of Franchising Training Department	General Manager of Store Operation Administration Department of FamilyMart
Eiji Kawabe	Assistant General Manager of Store Operation Administration Department	General Manager of Aichi III Operation Department of CKS
Sayoko Ono	Assistant General Manager of Property Administration Department	General Manager of Customer and Owner Service Office of CKS
Noboru Abuno	General Manager of Domestic Area Franchising Business Department	General Manager of Domestic Area Franchising Business Department of FamilyMart
Shinri Hisashima	Assistant General Manager of Domestic Area Franchising Business Department	Assistant General Manager of Domestic Area Franchising Business Department of FamilyMart
Makoto Imaki	General Manager of Train Line Store Operation Business Department	General Manager of Train Line Store Operation Business Department of FamilyMart
Kenji Yamamura	Assistant General Manager of Train Line Store Operation Business Department	Assistant General Manager of Train Line Store Operation Business Department of FamilyMart
Shinji Maenaka	Assistant General Manager of Train Line Store Operation Business Department	Deputy General Manager of Saitama District of FamilyMart
Hiroyuki Nakayama	Assistant General Manager of Integration Management Department	Assistant General Manager of Project Promotion Department of CKS
Shingo Yamaguchi	Assistant General Manager of Integration Management Department	General Manager of Operation Affairs Department of CKS
Kenji Yaguchi	Assistant General Manager of CKS Store Operation Department	General Manager of Operation Planning Department of CKS
Satoru Shimada	Assistant General Manager of CKS Store Operation Department	General Manager of Finance Department of CKS
Kenichiro Horioka	General Manager of Hokkaido Operation Department	General Manager of Hokkaido Operation Department of CKS
Hiroshi Kawagoe	General Manager of Tohoku I Operation Department	General Manager of District Operation Management Department of CKS
Kazuyoshi Sannohe	Assistant General Manager of Tohoku I Operation Department	General Manager of Kita-Tohoku Operation Department of CKS
Hiroki Yamaguchi	General Manager of Tohoku II Operation Department	General Manager of Minami-Tohoku Operation Department of CKS
Takeshi Muto	General Manager of Kita-Kanto Operation Department	Temporary transfer to Circle K Sikoku of CKS

Name	New Title	Current Title
Takashi Ibuki	General Manager of Saitama Operation Department	General Manager of Kita-Kanto Operation Department of CKS
Takuya Oishi	General Manager of Chiba Operation Department	General Manager of Chiba & Ibaraki Operation Department of CKS
Shu Watanabe	General Manager of Tama and Koshin Operation Department	General Manager of Nagano and Niigata Operation Department of CKS
Satoshi Makihara	General Manager of Kanagawa Operation Department	General Manager of Kanagawa Operation Department of CKS
Yoshihiro Takimoto	General Manager of Shonan and Shizuoka Operation Department	General Manager of Shizuoka Operation Department of CKS
Hiroki Someno	Assistant General Manager of Tokai I Operation Department	General Manager of Aichi I Operation Department of CKS
Kunikazu Matsuura	General Manager of Tokai II Operation Department	General Manager of Gifu Operation Department of CKS
Takashi Koguchi	Assistant General Manager of Tokai II Operation Department	General Manager of Mie Operation Department of CKS
Katsuya Suzuki	General Manager of Tokai III Operation Department	General Manager of Area Operation Department of CKS
Koichiro Urawa	General Manager of Hokuriku Operation Department	General Manager of Hokuriku Operation Department of CKS
Hideki Yamamoto	General Manager of Kansai I Operation Department	General Manager of Kansai I Operation Department of CKS
Masahiro Kozasa	General Manager of Kansai II Operation Department	General Manager of Kansai II Operation Department of CKS
Hiroshi Danno	General Manager of Kansai III Operation Department	General Manager of Kansai III Operation Department of CKS
Kazuhiko Isobe	General Manager of Hyogo and Okayama and Shikoku Operation Department	General Manager of Chugoku Operation Department & Chugoku Store Development Department of CKS
Shinichi Akagawa	General Manager of Chugoku Operation Department, General Manager of Kyusyu Operation Department	General Manager of Fukuoka Operation Department & Fukuoka Store Development Department of CKS
Tsuneyoshi Nonoyama	General Manager of Business Support Department	General Manager of Business Support Operations Department of CKS
Akihiro Okabe	Assistant General Manager of Store Development Division	Assistant General Manager of Store Development Division of FamilyMart
Masato Yamazaki	Assistant General Manager of Store Development Division	Assistant General Manager of Store Development Division of FamilyMart
Koji Kanae	Assistant General Manager of Store Development Division	Assistant General Manager of Project Promotion Department of CKS

Name	New Title	Current Title
Shinichi Nakajima	General Manager of Store Development Planning & Administration Department	General Manager of Store Development Planning & Administration Department of FamilyMart
Yuji Hayashi	Assistant General Manager of Store Development Planning & Administration Department	General Manager of Development Affairs Department of CKS
Atsuhiro Nakajima	Assistant General Manager of Integrated Store Development Department	Assistant General Manager of Integrated Store Development Department of FamilyMart
Shigeru Nagaoka	Assistant General Manager of Integrated Store Development Department	Deputy General Manager of Tohoku II District of FamilyMart
Tomohiro Kano	General Manager of Corporate Store Development Department	General Manager of Corporate Store Development Department of FamilyMart
Hitoshi Fujinami	Assistant General Manager of Store Development Department	General Manager of Corporate Sales Department of CKS
Hironari Desaki	Assistant General Manager of Store Construction Department	General Manager of Construction Department of CKS
Satoshi Tamagawa	General Manager of CSR & Compliance Department	General Manager of CSR & Compliance Department of FamilyMart
Sachie Nakamura	Assistant General Manager of CSR & Compliance Department	General Manager of General Affairs Department of CKS
Tomonori Hayakawa	Assistant General Manager of General Affairs & Personnel Department	General Manager of Personnel Department of CKS
Hiroki Adachi	Assistant General Manager of Legal Department	General Manager of Legal Department of CKS
Koji Mori	Assistant General Manager of Accounting Department	General Manager of Accounting Department of CKS
Hiromasa Tajima	Assistant General Manager of Franchisee Accounting Department	Manager of International Business Department of FamilyMart
Hirokazu Kanemitsu	Assistant General Manager of Franchisee Accounting Department	General Manager of Franchise Business Department of CKS
Katsura Kobayashi	Assistant General Manager of International Planning & Administration Department	Assistant General Manager of International Planning & Administration Department of FamilyMart
Masahiro Yoshida	Assistant General Manager of International Business Department	General Manager of Corporate Communications Office of CKS
Kenji Kunitomo	Assistant General Manager of Corporate Planning Division	Manager of Project Promotion Department of FamilyMart

Name	New Title	Current Title
Masahiro Yamane	Assistant General Manager of Corporate Planning Division, Assistant General Manager of Integration Management Department	Manager of Project Promotion Department of FamilyMart
Takashi Shinada	Assistant General Manager of Corporate Planning Office	Assistant General Manager of Project Promotion Department of CKS
Toru Makiyama	Assistant General Manager of Corporate Planning Office	General Manager of Corporate Management Department of CKS
Koji Takeuchi	General Manager of Business Management Department	General Manager of Business Management Department of FamilyMart
Satoshi Fujita	General Manager of Kanto & Kyushu Business Department	General Manager of Kanto Business Department of FamilyMart
Ryoji Arai	Deputy General Manager of Hokkaido District	Deputy General Manager of Hokkaido District of FamilyMart
Yukihiro Wada	Assistant General Manager of Hokkaido District	General Manager of Hokkaido Store Development Department of CKS
Kazunari Michimoto	Deputy General Manager of Tohoku I District	Deputy General Manager of Tohoku I District of FamilyMart
Mitsuhiro Goto	Assistant General Manager of Tohoku I District	General Manager of Minami-Tohoku Store Development Department of CKS
Tetsuya Miura	Deputy General Manager of Tohoku II District	Manager of Corporate Store Development Department of FamilyMart
Kunikazu Tanaka	General Manager of Kita-Kanto District	General Manager of Kita-Kanto District of FamilyMart
Kenji Kanai	Deputy General Manager of Kita-Kanto District	Deputy General Manager of Kita-Kanto District of FamilyMart
Hiroaki Kusama	General Manager of Saitama District	General Manager of Saitama District of FamilyMart
Yasuyuki Mizuno	Deputy General Manager of Saitama District	Manager of Store Operation Department of FamilyMart
Eiji Kitazono	Assistant General Manager of Saitama District	General Manager of Kanto Store Development Department of CKS
Hisanori Kohara	Deputy General Manager of Chiba District	Deputy General Manager of Chiba District of FamilyMart
Takanori Yoshimura	Assistant General Manager of Chiba District	General Manager of Nagano & Niigata Store Development Department of CKS
Hiroyuki Aiba	Deputy General Manager of Tokyo I District	Deputy General Manager of Tokyo I District of FamilyMart
Yuichi Hirayama	Assistant General Manager of Tokyo I District	General Manager of Mie Store Development Department of CKS
Masayoshi Fukuta	Deputy General Manager of Tokyo II District	Deputy General Manager of Tokyo II District of FamilyMart

Name	New Title	Current Title
Yoshikuni Kitahara	Assistant General Manager of Tokyo II District	General Manager of Tokyo Store Development Department of CKS
Yoshiki Matsudaira	Deputy General Manager of Tama and Koshin District	Deputy General Manager of Tama and Koshin District of FamilyMart
Hiroaki Yamamoto	Assistant General Manager of Tama and Koshin District	General Manager of Shizuoka Store Development Department of CKS
Tadashi Hara	General Manager of Kanagawa District	General Manager of Kanagawa District of FamilyMart
Kenichiro Asao	Deputy General Manager of Kanagawa District	Deputy General Manager of Kanagawa District of FamilyMart
Naoki Watanuki	Assistant General Manager of Kanagawa District	General Manager of Kanagawa Store Development Department of CKS
Koji Yoshida	Deputy General Manager of Shonan and Shizuoka District	Deputy General Manager of Shonan and Shizuoka District of FamilyMart
Tomoaki Yokoyama	Assistant General Manager of Shonan and Shizuoka District	General Manager of Kita-Tohoku Store Development Department of CKS
Masayuki Iwai	Deputy General Manager of Tokai I District	Deputy General Manager of Tokai I District of FamilyMart
Shigeaki Koga	Deputy General Manager of Tokai II District	Deputy General Manager of Tokai II District of FamilyMart
Katsumi Tomoi	General Manager of Hokuriku District	General Manager of Hokuriku District of FamilyMart
Masataka Nogami	Deputy General Manager of Hokuriku District	Deputy General Manager of Hokuriku District of FamilyMart
Teshu Aikyo	Assistant General Manager of Hokuriku District	General Manager of Hokuriku Store Development Department of CKS
Masanori Matsuda	Deputy General Manager of Kansai I District	Deputy General Manager of Kansai I District of FamilyMart
Yasuhiko Okusaka	Assistant General Manager of Kansai I District	General Manager of Kansai-Higashi Store Development Department of CKS
Yasuyuki Koga	Deputy General Manager of Kansai II District	Deputy General Manager of Kansai II District of FamilyMart
Haruhisa Hayashi	Assistant General Manager of Kansai II District	General Manager of Gifu Store Development Department of CKS
Hideki Kusaba	Deputy General Manager of Kansai III District	Deputy General Manager of Kansai III District of FamilyMart
Shinichi Wada	Deputy General Manager of Hyogo and Okayama District	Deputy General Manager of Hyogo and Okayama District of FamilyMart

Name	New Title	Current Title
Yoichi Nanya	Assistant General Manager of Hyogo and Okayama District	General Manager of Kansai-Nishi Store Development Department of CKS
Akira Kake	General Manager of Chugoku District	General Manager of Chugoku District of FamilyMart
Tetsuya Kiyota	Deputy General Manager of Chugoku District	Deputy General Manager of Chugoku District of FamilyMart
Hideaki Okamura	Deputy General Manager of Shikoku District	Deputy General Manager of Shikoku District of FamilyMart
Toyonari Nikko	Deputy General Manager of Kyushu I District	Deputy General Manager of Kyushu I District of FamilyMart
Yoshimitsu Ogawa	General Manager of Kyushu II District	General Manager of Kyushu Business Department of FamilyMart
Koichi Fushigami	Deputy General Manager of Kyushu II District	Deputy General Manager of Kyushu II District of FamilyMart
Satoru Yamada	Director of Minami-kyushu FamilyMart	Director of Minami-kyushu FamilyMart
Hiroshi Takahashi	Director of Okinawa FamilyMart	Director of Okinawa FamilyMart
Kazutaka Uchida	Temporary transfer to Central FamilyMart	Temporary transfer to Central FamilyMart
Mitsuru Tamiya	Temporary transfer to Central FamilyMart	Temporary transfer to Central FamilyMart
Hidenori Tsunematsu	Director of Philippine FamilyMart	Director of Philippine FamilyMart
Koichi Haga	Temporary transfer to Famima Retail Service	Temporary transfer to Famima Retail Service
Akihiro Matsuo	Temporary transfer to POCKET CARD CO., LTD.	Temporary transfer of POCKET CARD CO., LTD.
Tetsuo Takayanagi	Corporate Auditor of Famima.com	Corporate Auditor of Famima.com
Satoshi Kato	Director of Live Viewing Japan	Director of Live Viewing Japan
Yuichi Hosono	Representative Director and President of EVENTIFY	Representative Director and President of EVENTIFY
Daisuke Mizoguchi	Director of SENIOR LIFE CREATE	Director of SENIOR LIFE CREATE
Tadanori Yamamoto	Senior Managing Director of Sunkus Nishi- Sikoku and Senior Managing Director Circle K Sikoku	Director of Sunkus Nishi-Sikoku
Takahiro Inukai	Representative Director and President, Managing Executive Officer of Tokimeki-Dottokomu	Representative Director and President of Tokimeki-Dottokomu
Hideaki Nakai	Representative Director and President of Zero Networks	Representative Director and President of Zero Networks
Koji Kanatake	Representative Director and President of Circle K System Service, Representative Director and President of Retail Staff	Representative Director and President of Circle K System Service, Representative Director and President of Retail Staff
Ken Wakabayashi	Director, General Manager of Sales Division of Nagai	Director, General Manager of Sales Division of Nagai
Masataka Kobe	General Manager of Store Development of 99-Ichiba	General Manager of Store Development of 99-Ichiba

3.	GMS Business Company “UNY Co., Ltd.”

(1) Directors and Corporate Auditors

Name	New Title	Current Title
Norio Sako	Representative Director and President	Representative Director and President of UNY Group Holdings, Representative Director and President of UNY Co., Ltd.
Jiro Koshida	Director, Senior Managing Executive Officer, General Manager of Finance & Accounting Division	Director, Senior Executive Officer, in charge of Secretary, Public & Investor Relations and Finance & Accounting of UNY Group Holdings Director of UNY Co., Ltd.
Masahiko Ui	Director, Managing Executive Officer, General Manager of Sales Management Division	Director, Executive Officer, General Manager of Product Department of UNY Co., Ltd.
Minoru Umemoto	Director, Senior Officer, General Manager of Apita Sales Division	Director, Executive Officer, General Manager of APiTA Operation Department, General Manager of Sales Support Department of UNY Co., Ltd.
Takeshi Murase	Director, Senior Officer, General Manager of Piago Sales Division	Director, Executive Officer, General Manager of PIAGO Operation Department of UNY Co., Ltd.
Keita Hikosaka	Director, Senior Officer, General Manager of Clothing and Housing-related Division, General Manager of Clothing Department, General Manager of Apita Clothing Department	Executive Officer, General Manager of Apparel/Daily Goods Department, Head of Apparel Division, Head of APiTA Apparel Division of UNY Co., Ltd.
Jun Takahashi ø	Director, Senior Officer, General Manager of Corporate Planning Division	Director, Executive Officer, Group Strategic Headquarters Director and Planning & Policy Department Director of UNY Group Holdings
Katsuo Ito	Director, Senior Officer, General Manager of Management policy Department	General Manager of Group Strategy Division, Synergy Department of UNY Group Holdings Co., Ltd. Director and Senior Officer, Supervisor of Synergy of UNY Co., Ltd.
Mikio Nishiwaki	Director, Senior Officer, General Manager of Finance Department	General Manager of Group Finance and Accounting Department Director and Senior Officer, Supervisor of Finance of UNY Co., Ltd.

Name	New Title	Current Title
Koji Takayanagi	Director	President of Food Company, Representative Director, Vice President, Executive Officer of ITOCHU
Tamotsu Kokado ø	Outside Director	Advisor of The Bank of Tokyo-Mitsubishi UFJ, Ltd., Outside Director of UNY Group Holdings
Takumi Mizutani	Corporate Auditor	Corporate Auditor of UNY Group Holdings and Corporate Auditor of UNY Co., Ltd.
Akira Ito	Corporate Auditor	Corporate Auditor of UNY Co., Ltd.
Yasuhiro Baba	Corporate Auditor	Outside Auditor of FamilyMart, Corporate Auditor of UNY Co., Ltd.
Kazunori Tajima	Outside Auditor	Accountant, Tax Accountant, Outside Auditor of UNY Group Holdings and Outside Auditor of UNY Co., Ltd.

(2) Executive Officers

Name	New Title	Current Title
Yoshitaka Kakuta	Senior Officer, General Manager of IT Logistics Division, General Manager of Information Systems Department	Senior Officer, General Manager of IT logistics Division, General Manager of Information Systems Department of UNY Co., Ltd.
Keizo Kishimoto	Senior Officer, Supervisor of E-commerce Business Department	Senior Officer, Supervisor of E-commerce Business Department of UNY Co., Ltd.
Taiji Sawada	Senior Officer, Hokuriku Supervisor of Sales Management Division, General Manager of Apita Hokuriku Sales Department, General Manager of Piago Hokuriku Sales Department	Senior Officer, Hokuriku Supervisor of Sales Management Division, General Manager of Apita Hokuriku Sales Department, General Manager of Piago Hokuriku Sales Department
Atsushi Yokomizo	Senior Officer, Kanto Supervisor of Sales Management Division, General Manager of Apita Kanto Sales Department, General Manager of Kanto-kita Sales Department	Senior Officer, Kanto Supervisor of Sales Management Division, General Manager of Apita Kanto Sales Department, General Manager of Kanto-kita Sales Department
Hiroyuki Ono	Senior Officer, Yamanashi & Shizuoka Supervisor of Sales Management Division, General Manager of Apita Yamanashi & Shizuoka Sales Department	Senior Officer, Yamanashi & Shizuoka Supervisor of Sales Management Division, General Manager of Apita Yamanashi & Shizuoka Sales Department

Name	New Title	Current Title
Tatsuya Sakano

Senior Officer, General Manager of Group Companies and Affiliates Management Division, General Manager of Business Department, General Manager of Culture Project, General Manager of 5 Lab. Project, General Manager of Amusement Department

Senior Officer, General Manager of Group Companies and Affiliates Management Division, General Manager of Business Department, General Manager of Culture Project, General Manager of 5 Lab. Project, General Manager of Amusement Department

Hideki Kondo	Senior Officer, General Manager of Development and Tenant Division, General Manager of Development Department, General Manager of Sales Development Department	Senior Officer, General Manager of Development and Tenant Division, General Manager of Development Department, General Manager of Sales Development Department
Kazuhiko Asai	Senior Officer, General Manager of Tenant Department	Senior Officer, General Manager of Tenant Department
Yoshio Sakai	Senior Officer, General Manager of Housing-related Department, General Manager of Apita Housing-related Department	Senior Officer, General Manager of Housing-related Department, General Manager of Apita Housing-related Department
Minoru Tanaka	Senior Officer, General Manager of Business Support Division	Senior Officer, General Manager of Business Support Division of UNY Co., Ltd.
Noriko Momose	Senior Officer, General Manager of CSR Department	Senior Officer, General Manager of Environmental and Social contribution Department of UNY Co., Ltd.
Seiichiro Takeshita	Senior Officer, General Manager of Corporate Planning Department	General Manager of Corporate Planning Department of UNY Group Holdings Senior Officer, Supervisor of Corporate Planning of UNY Co., Ltd.
Toru Ito	Senior Officer, General Manager of Supervisor of NCSM	Director, Senior Officer, General Manager of Merchandising Division of CKS
Masahiko Watanabe	Senior Officer, General Manager of Foods Division, General Manager of Apita Foods Department	General Manager of Apita Foods Department of UNY Co., Ltd.

(3) General Managers

Name	New Title	Current Title
Yoshihiro Sato	Opening preparation chairman of Apita Yokohama-Tsunashima	Same as on the left.
Nobuo Kobari	Store Manager of Apita Ashikaga	Same as on the left.
Yutaka Hara	Store Manager of Apita Honjoh	Same as on the left.
Yuichi Hatano	Store Manager of Apita Takasaki	Same as on the left.
Kenji Endo	Store Manager of Apita Tatebayashi	Same as on the left.
Toshiyuki Ota	Store Manager of Apita Kasagake	Same as on the left.
Kazunori Maki	Store Manager of Apita Isezakiazuma	Same as on the left.

Name	New Title	Current Title
Kenji Sakurai	Store Manager of Apita Fukiage	Same as on the left
Shinichi Nishikawa	Store Manager of Apita Utsunomiya	Same as on the left.
Yukio Yamashina	Store Manager of Apita Niigata Kameda	Same as on the left.
Shirou Muramatsu	Store Manager of Apita Niigata-Nishi	Same as on the left.
Ryuichi Uehara	Store Manager of Apita Aizu Wakamatsu	Same as on the left.
Takuya Kinugasa	Store Manager of Keyaki Walk Maebashi	Same as on the left.
Osamu Moriyama	Store Manager of Riverside Senshui Apita Mall	Same as on the left.
Kiyoyuki Yoshida	Store Manager of Pioni Walk HigashiMatsuyama	Same as on the left.
Kazuo Hama	Store Manager of Benibana Walk Okegawa	Same as on the left.
Hiroshi Yoshida	Store Manager of Apita Kanazawabunko	Same as on the left.
Mitsuru Miura	Store Manager of Apita Totsuka	Same as on the left.
Eiichi Ebisawa	Store Manager of Apita Kimitsu	Same as on the left.
Akira Kameyama	Store Manager of Apita Ichihara	Same as on the left.
Mutsumi Imai	Store Manager of Apita SaharaAzuma	Same as on the left.
Hiroyuki Tanzawa	Store Manager of Apita Iwatsuki	Same as on the left.
Koji Ito	Store Manager of Apita Kisarazu	Same as on the left.
Tadayoshi Hosoya	Store Manager of Apita Nagatsuta	Same as on the left.
Takanori Ito	Store Manager of Apita Hatsuoi	Same as on the left.
Toshiya Wakayama	Store Manager of Apita Kakegawa	Same as on the left.
Kozo Matsuo	Store Manager of Apita Ito	Same as on the left.
Takashi Totsuka	Store Manager of Apita Tatomi	Same as on the left.
Toshihiro Suzuki	Store Manager of Apita Shimada	Same as on the left.
Tetsuya Matsushita	Store Manager of Apita Ohito	Same as on the left.
Takao Niwa	Store Manager of Pre-ha Walk Hamakkita	Same as on the left.
Jun Aota	Store Manager of Apita Isawa	Same as on the left.
Haruyoshi Takahata	Store Manager of Apita Shizuoka	Same as on the left.
Atsuo Suzuki	Store Manager of Raza Walk Kai-futaba	Same as on the left.
Kazutaka Suzuki	Store Manager of Apita Fuji-Yoshiwara	Same as on the left.
Katsunori Sakashita	Store Manager of Apita Iwata	Same as on the left.
Takashi Hatanaka	Store Manager of Apita Kanazawa	Same as on the left.
Hiroshi Kubo	Store Manager of Apita Toyama	Same as on the left.
Kenji Furuto	Store Manager of Apita Tsuruga	Same as on the left.
Hiroaki Kawakita	Store Manager of Apita Mattou	Same as on the left.
Tatsuhiko Takeuchi	Store Manager of Apita Fukui	Same as on the left.
Yoshihiro Sumi	Store Manager of Apita Toyama-Higashi	Same as on the left.
Ken Matoba	Store Manager of Apita Tonami	Same as on the left.
Takehiko Yui	Store Manager of Apita Uozu	Same as on the left.
Takahiro Moroe	Store Manager of Apita Fukui-Oowada	Same as on the left.
Hiroyuki Furuta	Store Manager of Apita Kurobe	Same as on the left.
Kyoya Nakaseko	Store Manager of Apita Seikadai	Same as on the left.
Tomohide Ozaki	Store Manager of Apita Mukoyama	Store Manager of Apita Kariya

Name	New Title	Current Title
Shoichi Yamaoka	Store Manager of Velsa Walk Nishio	Same as on the left.
Hiroshi Torimoto	Store Manager of Apita Kuwana	Same as on the left.
Kaoru Takaoka	Store Manager of Apita Obu	Same as on the left.
Hiroki Ono	Store Manager of Apita Iga-Ueno	General Manager of Apita Hobby & Stationery Department
Satoshi Yamashita	Store Manager of Apita Chiryu	Same as on the left.
Yoichiro Murata	Store Manager of Apita Nabari	Same as on the left.
Takeshi Miyata	Store Manager of Apita Agui	Same as on the left.
Tsuyoshi Yokoo	Store Manager of Apita Matsuzaka-Mikumo	Same as on the left.
Tatsuji Ueda	Store Manager of Apita Gamagori	Same as on the left.
Akihiro Yonezu	Store Manager of Apita Okazaki-kita	Store Manager of Apita Hida-takayama
Hideto Tsurumi	Store Manager of Apita Tokai-arao	Same as on the left.
Eiji Watanabe	Store Manager of Apita Yamato-Koriyama	Store Manager of Apita Minokamo
Isao Ohshima	Store Manager of Apita Suzuka	Same as on the left.
Shinichi Oki	Store Manager of Apita Yokkaichi	Same as on the left.
Hiroshi Katagiri	Store Manager of Apita Anjo-minami	Same as on the left.
Mitsuru Haginoshita	Store Manager of Apita Nishi-yamato	Same as on the left.
Emi Matsushita	Store Manager of Apita Seto	Same as on the left.
Osamu Hirota	Store Manager of Apita Kariya	Store Manager of Apita Iga-ueno
Katsuya Taguchi	Store Manager of Apita Toyota-Motomachi	Same as on the left.
Satoshi Ono	Store Manager of Terrace Walk Ichinomiya	Same as on the left.
Shinji Ido	Store Manager of Apita Komaki	Same as on the left.
Kiminori Tanaka	Store Manager of Apita Chiyodabashi	Same as on the left.
Hideaki Kuwajima	Store Manager of Apita Iwakura	Same as on the left.
Yasushi Nomura	Store Manager of Apita Midori	Same as on the left.
Yasuhiko Hashimoto	Store Manager of Port Walk Minato	Same as on the left.
Mamoru Hasegawa	Store Manager of Apita Nagoya-Minami	Same as on the left.
Katsuhiro Asano	Store Manager of Apita Tokaidori	Same as on the left.
Masahiko Hasegawa	Store Manager of Apita Nagoya-Kita	Store Manager of Apita Myokoji
Yoshihiro Ito	Store Manager of Apita Oguchi	Same as on the left.
Tatsuya Murase	Store Manager of Apita Nagakute	Same as on the left.
Hiroshi Sakai	Store Manager of Apita Shin-Moriyama	Same as on the left.
Yoshihiro Ishida	Store Manager of Apita Narumi	Same as on the left.
Mitsuaki Ejiri	Store Manager of Airport Walk Nagoya	Same as on the left.
Toshiyuki Seo	Store Manager of Apita Kozoji	Same as on the left.
Masahiro Kawai	Store Manager of Apita Hida-Takayama	Deputy Clothing Store Manager of Apita Mukouyama
Tomoyuki Murase	Store Manager of Apita Ina	Same as on the left.
Akira Yamaguchi	Store Manager of Lake Walk Okaya	Same as on the left.
Takeo Hattori	Store Manager of Apita Tokadai	Same as on the left.
Naoki Furuta	Store Manager of Apita Gifu	Same as on the left.
Masanori Niiyama	Store Manager of Apita Iida	Same as on the left.

Name	New Title	Current Title
Hiroshi Seguchi	Store Manager of Apita Inazawa	Store Manager of Apita Mitake
Mikio Yamaguchi	Store Manager of Apita Kitakata	Same as on the left.
Kazushi Kato	Store Manager of Apita Nakatsugawa	Same as on the left
Akihiko Murasawa	Store Manager of Apita Takamori	Same as on the left.
Hiromi Suzuki	Store Manager of Apita Kisogawa	Same as on the left.
Naoto Sakai	Store Manager of Apita Kagamihara	Store Manager of Piago Omi-hachiman
Shinya Hibino	Store Manager of Apita Minokamo	Store Manager of Piago Kani
Nobuji Katsurada	Store Manager of Apita Konan-Nishi	Same as on the left.
Isao Ozaki	Store Manager of Aqua Walk Ogaki	Same as on the left.
Jun Satomi	Store Manager of Apita Mitake	Store Manager of Apita Kasamatsu
Shinji Shumiya	Store Manager of Leaf Walk Inazawa	Same as on the left.
Fumitaka Momose	Opening Preparation Chairman of Piago La Foods Core Nayabashi	Store Manager of Piago La Foods Core Imaike
Naoto Iguchi	Store Manager of Piago Gumyoji	Same as on the left.
Tadahiro Sasamoto	Store Manager of Piago Isezaki	Same as on the left.
Tetsuya Watanabe	Store Manager of Piago Fujioka	Same as on the left.
Hideyuki Funakoshi	Store Manager of Piago Zama	Same as on the left.
Hideaki Shimizu	Store Manager of Piago Oguchi	Same as on the left.
Akio Sugimoto	Store Manager of Piago Kawamoto	Same as on the left.
Isao Ishizaka	Store Manager of Piago Ookuwa	Same as on the left.
Hidehiko Hayashi	Store Manager of Piago La Foods Core Nakata	Same as on the left.
Kensuke Enoyoshi	Store Manager of Piago Fukuroi	Same as on the left.
Shusaku Kaidou	Store Manager of Piago Kanuki	Same as on the left.
Mitsuhiko Warashina	Store Manager of Piago Fuji-Chuo	Same as on the left.
Masafumi Aono	Store Manager of Piago Haibara	Same as on the left.
Yasuo Takauchi	Store Manager of Piago Kamiokada	Same as on the left.
Satoshi Shimizu	Store Manager of Piago Oro	Same as on the left.
Tadashi Suzuki	Store Manager of Piago Mori	Same as on the left.
Yasushi Ishida	Store Manager of Piago Kamishima	Same as on the left.
Kazuhiro Fujiwara	Store Manager of Piago Daikakuji	Same as on the left.
Hiroshi Saito	Store Manager of Piago Nakazato	Same as on the left.
Yutaka Nakahara	Store Manager of Piago Fujinomiya	Same as on the left.
Hideki Gomi	Store Manager of Piago Hamamatsuizumicho	Same as on the left.
Takeshi Hashimoto	Store Manager of Piago Toyama-Nishimachi	Same as on the left.
Koichi Hikono	Store Manager of Piago Maruoka	Same as on the left.
Satoshi Nakamura	Store Manager of Piago Oyabe	Same as on the left.
Hajime Otsubo	Store Manager of Piago Nanao	Same as on the left.
Kuniou Matsumura	Store Manager of Piago Kanazawa-Bay	Same as on the left.
Taiki Yokoyama	Store Manager of Piago Hakusan	Same as on the left.
Hirotaka Ito	Store Manager of Piago Kamiwada	Same as on the left.
Daisuke Watanabe	Store Manager of Piago Toyokawa	Same as on the left.
Masahiro Fukatsu	Store Manager of Piago Yahagi	Same as on the left.
Hidetaka Kamiya	Store Manager of Piago Agui	Same as on the left.
Osamu Sakakibara	Store Manager of Piago Hora	Same as on the left.

Name	New Title	Current Title
Makoto Yamanaka	Store Manager of Piago Hekinan-Higashi	Same as on the left.
Yoshihiro Takashima	Store Manager of Piago Kota	Same as on the left.
Norimasa Tanabe	Store Manager of Piago Handa	Same as on the left.
Noboru Ueda	Store Manager of Piago Toei	Same as on the left.
Tomoharu Miyashita	Store Manager of Piago Oshimizu	Same as on the left.
Satoru Kawabe	Store Manager of Piago Kira	Same as on the left.
Katsunori Ito	Store Manager of Piago Hekinan	Deputy Foods Store Manager of Apita Agui
Sayumi Hanai	Store Manager of Piago Chiryu	Same as on the left.
Takashi Yamamoto	Store Manager of Piago Kou	Store Manager of U-Home Ureshino
Kouichi Yamamoto	Store Manager of Piago Shinshiro	Same as on the left.
Kazufumi Otake	Store Manager of Piago Tokoname	Same as on the left.
Kazuyoshi Ieda	Store Manager of Piago Taketoyo	Same as on the left.
Osamu Nakashima	Store Manager of Piago Shikayama	Same as on the left
Kazuhiro Hashimoto	Store Manager of Piago Hirabari	Same as on the left.
Osamu Kato	Store Manager of Piago Nakagiri	Same as on the left.
Naotoshi Hashimoto	Store Manager of Piago Ueda	Store Manager of Piago Igaya
Akira Tsuzuki	Store Manager of Piago Higashi-Kariya	Same as on the left.
Akihiko Kuwata	Store Manager of Piago Nakamura	Same as on the left.
Akitoshi Kato	Store Manager of Piago Nishishiro	Same as on the left.
Kenji Suzuki	Store Manager of Piago Inba	Same as on the left.
Michitaka Suzuki	Store Manager of Piago Fukama	Same as on the left.
Tatsuya Asai	Store Manager of Piago Hishino	Same as on the left.
Takayuki Saito	Store Manager of Piago Igaya	Deputy Foods Store Manager of Apita Nishio
Hiromi Azuma	Store Manager of Piago Toyoake	Same as on the left.
Hiroshi Matsuda	Store Manager of Piago Shimizuyama	Same as on the left.
Tetsuya Hattori	Store Manager of Piago Kurozasa	Store Manager of U-Home Shinshiro
Masahiro Kariya	Store Manager of Piago Otagawa	Same as on the left.
Hiroaki Furukawa	Store Manager of Piago Moriyama	Deputy Foods Store Manager of Piago Bisai
Masato Izumi	Store Manager of Piago Kaguyama	Same as on the left.
Shuichi Kato	Store Manager of Piago Hotei	Same as on the left.
Ryuji Sano	Store Manager of Piago Hozumi	Same as on the left.
Kenichi Sumi	Store Manager of Piago Nishiharu	Same as on the left.
Hideyuki Mizutani	Store Manager of Piago Asakusa	Same as on the left.
Kiyotaka Sasahara	Store Manager of Piago Uzura	Same as on the left.
Nobuyoshi Tsujishita	Store Manager of Piago Kibuki	Same as on the left.
Hidetaka Sato	Store Manager of Piago Yatsurugi	Same as on the left.
Tatsuya Watanabe	Store Manager of Piago Denpoji	Same as on the left.
Seiji Ito ø	Store Manager of Piago Kawabe	Store Manager of Piago Toyosato
Isao Fuma	Store Manager of Piago Shinogi	Same as on the left.
Satoshi Ando	Store Manager of Piago Kasamatsu	Store Manager of U-Home Kagamihara
Tadashi Matsuda	Store Manager of Piago Yamato	Same as on the left.
Taizo Shimada	Store Manager of Piago Myokoji	Chief buyer of Apita Fresh Fish
Koji Mizuno	Store Manager of Piago Kagamihara	Same as on the left.

Name	New Title	Current Title
Shinji Matsuo	Store Manager of Piago Bisai	Same as on the left.
Hideki Fujii	Store Manager of Piago Seki	Same as on the left.
Hiroshi Okada	Store Manager of Piago Nagara	Same as on the left.
Tatsuya Terasawa	Store Manager of Piago Iidaekimae	Same as on the left.
Toshiaki Ito	Store Manager of Piago Kani	Deputy Clothing Store Manager of Apita Iwakura
Masahiro Yagi	Store Manager of Piago Konan	Same as on the left.
Takashi Kawaguchi	Store Manager of Piago Ena	Same as on the left.
Kenji Tomiyama	Store Manager of Piago Mizunami	Same as on the left.
Hideki Yokoyama	Store Manager of Piago Tajimi	Same as on the left.
Kazuhiko Watanabe	Store Manager of Piago Kanie	Same as on the left.
Fumihiko Kimura	Store Manager of Piago Oharu	Same as on the left.
Osamu Mizutani	Store Manager of Piago Hoshikawa	Same as on the left.
Nobuyoshi Hayashi	Store Manager of Piago Shobata	Same as on the left.
Hiroshi Suzuki	Store Manager of Piago Kubota	Same as on the left.
Mitsuaki ishikawa	Store Manager of Piago Saya	Same as on the left.
Makoto Tsuzuki	Store Manager of Piago Ajima	Same as on the left.
Satoshi Ban	Store Manager of Piago Jimokuji	Same as on the left.
Koji Nagata	Store Manager of Piago Touin	Same as on the left.
Masayuki Tanaka	Store Manager of Piago Ako	Same as on the left.
Tatsuyuki Hamada	Store Manager of Piago Ureshino	Same as on the left.
Yasutoshi Hamada	Store Manager of Piago Mizuguchi	Same as on the left.
Eiji Nishii	Store Manager of Piago Ueji	Same as on the left.
Kazutoshi Hiratsuka	Store Manager of Piago Omi-Hachiman	Deputy Business Store Manager of Piago Toyosato
Takuya Omiya	Store Manager of Piago Ichiriyama	Same as on the left.
Eiichi Izawa	Store Manager of Piago Juushiyama	Store Manager of U-Home Inazawa
Hiroyasu Okamori	Store Manager of Piago Kiyosu	Same as on the left.
Masafumi Yamamoto	Store Manager of Piago Komono	Same as on the left.
Atsushi Satake	Store Manager of Piago Tado	Same as on the left.
Shingo Hasegawa	Store Manager of Piago Imasaki	Same as on the left.
Yutaka Ikeda	Store Manager of Piago Akuragawa	Same as on the left.
Takashi Ito	Store Manager of Piago La Foods Core Imaike	Deputy Foods Store Manager of Piago Fukama
Yasuhiro Dei	Store Manager of Piago La Foods Core Akaike	Same as on the left.
Hiroyuki Takekawa	Store Manager of Hills Walk Tokushige	Same as on the left.
Shigemitsu Morohoshi	Store Manager of Piago La Foods Core Jinno	Same as on the left.
Katsuji Iida	Store Manager of Piago La Foods Core Shoho	Same as on the left.
Kenji Iwabuchi	Store Manager of Piago La Foods Core Kayaba	Deputy Foods Store Manager of Apita Inazawa-higashi
Katsuhide Mishima	Store Manager of Piago La Foods Core Takinomizu	Same as on the left.

Name	New Title	Current Title
Soutaro Suzuki	Store Manager of Piago La Foods Core Mikawa Anjo	Same as on the left.
Yasushi Mimura	Store Manager of Piago La Foods Core Handa Kiyoshiro	Store Manager of Piago La Foods Core Shibata
Kiyofumi ishihara	Store Manager of Piago La Foods Core Shibata	Deputy Foods Store Manager of Apita Nagoya-minami
Masaki Kawai	Store Manager of Piago La Foods Core Sakurayama	Same as on the left.
Naoki Mitsunaga	Store Manager of Piago La Foods Core Kurokawa	Same as on the left.
Hiroshi Hamajima	Store Manager of Piago La Foods Core Nagakute-minami	Same as on the left.
Hiroshi Yoshida	Store Manager of Piago La Foods Core Aratama	Same as on the left.
Hideei Omomo	General Manager of Apita South Kanto Sales Department, General Manager of Piago Kanto Sales Department	Same as on the left.
Hiroshi Goto	General Manager of Apita South Chukyo Sales Department	Same as on the left.
Takuma Kohno	General Manager of Apita Central Chukyo Sales Department	Same as on the left.
Tsuneo Sakurai	General Manager of Apita North Chukyo Sales Department	Same as on the left.
Masahiro Nishino	General Manager of Piago Yamashizu Sales Department	Same as on the left.
Yukinori Fujita	General Manager of Piago South Chukyo Sales Department	Same as on the left.
Shigemi Omi	General Manager of Piago East Chukyo Sales Department	Same as on the left.
Takehiro Yoshida	General Manager of Piago North Chukyo Sales Department	Same as on the left.
Shinichi Tanabe	General Manager of Piago West Chukyo Sales Department	Same as on the left.
Yoshinori Kitamura	General Manager of Chukyo La Foods Core Sales Department	Same as on the left.
Tamiki Sawai	General Manager of Apita Operation Management Department (Kanto), General Manager of Piago Operation Management Department (Kanto)	Same as on the left.
Koutaro Anma	General Manager of Apita Operation Management Department (Yamashizu), General Manager of Piago Operation Management Department (Yamashizu)	Same as on the left.

Name	New Title	Current Title
Masaru Toda	General Manager of Apita Operation Management Department (Hokuriku), General Manager of Piago Operation Management Department (Hokuriku)	Same as on the left.
Tadao Kuno	General Manager of Apita Sales Management Department (Kanto), General Manager of Piago Operation Management Department (Kanto)	Same as on the left.
Jun Yamada	General Manager of Apita Sales Management Department (Yamashizu), General Manager of Piago Operation Management Department (Yamashizu)	Same as on the left.
Junji Ogawa	General Manager of Apita Sales Management Department (Hokuriku), General Manager of Piago Operation Management Department (Hokuriku)	Same as on the left.
Toshihiko Ishida	General Manager of Clothing Department (Kanto)	Same as on the left.
Yoshihiro Yamaguchi	General Manager of Clothing Department (Yamashizu)	Same as on the left.
Yutaka Kanamori	General Manager of Clothing Department (Hokuriku)	Same as on the left.
Tatsuya Suzuki	General Manager of Clothing Planning Department	Same as on the left.
Shuji Watanabe

General Manager of Piago Clothing Department, General Manager of Piago Innerwear Department, General Manager of Piago Men’s Department, General Manager of Piago Children & Babies Shoes & Clothes Department, General Manager of Piago Ladies’ Department

Same as on the left.
Hirokazu Takahashi	General Manager of Apita Innerwear Department	Same as on the left.
Kazunari Tani	General Manager of Apita Men’s Department	Same as on the left.
Takashi Inoue	General Manager of Apita Children & Babies Shoes & Clothes Department	Same as on the left.
Haruhiko Otsuka	General Manager of Apita Ladies’ Department	Same as on the left.
Masahiro Kurosawa	General Manager of Housing Department (Kanto)	Same as on the left.
Ryota Ono	General Manager of Housing Department (Yamashizu)	Same as on the left.
Satoshi Yokoyama	General Manager of Housing Department (Hokuriku)	Same as on the left.

Name	New Title	Current Title
Hidenori Onogi	General Manager of Housing Planning Department	Same as on the left.
Naoki Yoshino

General Manager of Piago Hobby & Stationery Department,

General Manager of Piago Houseware & Electric Department,

General Manager of Paigo Home Furnishing Department,

General Manager of Piago Housing-related Department

Same as on the left.
Ichiro Tamagawa	General Manager of Apita Hobby & Stationery Department	General Manager of Yumeya Bookstore Division Management Department
Hideji Mizutani	General Manager of Apita Hobby & Stationery Department (Books), General Manager of Piago Hobby & Stationery Department (Books)	General Manager of Yumeya Bookstore Division Business Department
Masatsugu Okada	General Manager of Apita Houseware & Electric Department, General Manager of Apita Home Furnishing Department	Same as on the left.
Masashi Sugimura	General Manager of Apita Houseware & Electric Department (House Renovation)	General Manager of U-Home Merchandising Department
Tetsushi Chiba	General Manager of Apita Health & Beauty Department	Same as on the left.
Yoshio Nakano	General Manager of Apita Health & Beauty Department (Pharmaceutical Affairs)	Same as on the left.

Name	New Title	Current Title
Takeshi Noro	General Manager of Food Division (Kanto)	Same as on the left.
Kazuhiko Nakashima	General Manager of Food Division (Yamanashi & Shizuoka), General Manager of Makinohara Process Center	Same as on the left.
Kazuhisa Isobe	General Manager of Food Division (Hokuriku)	Same as on the left.
Eiki Takenouchi	General Manager of Piago Food Department	Same as on the left.
Yoshihiro Imai	General Manager of Management Department Process Center	Same as on the left.
Tadashi Fuse	General Manager of Food Planning Department	Same as on the left.
Kurumi Koike	General Manager of Food Planning Department (Food Sales)	Same as on the left.
Shiro Hisamoto	General Manager of Apita Concessionary Department, General Manager of Piago Concessionary Department	Same as on the left.
Tsuyoshi Kawakami	General Manager of Apita Fruits and Vegetables Department, General Manager of Piago Fruits and Vegetables Department	Same as on the left.
Yasuyuki Shirai	General Manager of Apita Meat Department, General Manager of Piago Meat Department	Same as on the left.
Yasuhide Ishida	General Manager of Apita Fish Department, General Manager of Piago Fish Department	Same as on the left.
Daisuke Kato	General Manager of Apita Dry Foods Department, General Manager of Piago Dry Foods Department	Same as on the left.
Kazunori Koshi	General Manager of Seto Process Center	Same as on the left.
Fumitoshi Ono	General Manager of Kanto Process Center	Same as on the left.
Yasuhiro Takeuchi	General Manager of Tenant Management Department, General Manager of Tenant Management Department (Chukyo)	Same as on the left.
Yoshihisa Miyanoiri	General Manager of Tenant Management Department (Kanto)	Same as on the left.

Name	New Title	Current Title
Ichihiro Nishikawa	General Manager of Tenant Management Department (Yamanashi & Shizuoka)	Same as on the left.
Yoshihiro Habata	General Manager of Tenant Management Department (Hokuriku)	Same as on the left.
Masataka Mizuno	General Manager of Store Events Department	Same as on the left.
Yoshinori Kawamura	General Manager of Tenant Development Introduction Department	Same as on the left.
Kazuhiro Yokoyama	General Manager of Store Development Department (Chukyo)	Same as on the left.
Hideyuki Takayanagi	General Manager of Store Development Department (Kanto)	Same as on the left.
Morio Kageyama	General Manager of Store Development Department (Yamanashi & Shizuoka)	Same as on the left.
Koichi Kanaba	General Manager of Store Development Department (Hokuriku)	Same as on the left.
Hiroyuki Saomoto	General Manager of Construction Department	Same as on the left.
Maki Okubo	General Manager of Construction Department (Kanto)	Same as on the left.
Yoshikatsu Okayasu	General Manager of U-Life Department	Same as on the left.
Yoshinori Furukawa	General Manager of Administration Department	Same as on the left.
Nobuyasu Kashiwakura	General Manager of Seles Planning Department	Same as on the left.
Masahiro Okayama	General Manager of Management Department	Same as on the left.
Hidetoshi Maeda	General Manager of Products Quality Control Department	Same as on the left.
Toru Kashima	General Manager of Seles Policy Department	Same as on the left.
Hiroshi Kuroda	General Manager of Customer Service Department	Same as on the left.
Tetsuya Okubori	General Manager of Legal Department	Same as on the left.
Shunichi Wakamori	General Manager of General Affairs Department	Same as on the left.
Hiroyuki Kuzuyama	General Manager of Human Resources Department	Same as on the left.
Koji Shimazaki	General Manager of E-commerce Business Department	Same as on the left.
Shigeki Asai	General Manager of Logistics Department	Same as on the left.
Masahisa Takizawa	General Manager of Accounting Department	General Manager of Accounting Department of UNY Group Holdings
Sakurako Matsui	General Manager of Franchisee Accounting Department	Same as on the left.

Name	New Title	Current Title
Kenji Yoshimuta	General Manager of Amusement Department	Same as on the left.
Takayoshi Kokubo	General Manager of Related Business Department	General Manager of Group Management Department of UNY Group Holdings
Tatsuya Yoshida	General Manager of International Affairs Department	Same as on the left.
Ichizo Kita	Assistant General Manager of Improved management Department	General Manager of Omuni-Channel Department of UNY Group Holdings
Yoshitaka Hayakawa	General Manager of Audit Office	General Manager of Audit Office of UNY Group Holdings
Tadashi Watanabe	General Manager of Secretarial Office	General Manager of Secretarial Office of UNY Group Holdings
Katsuya Honda	General Manager of Corporate Communications Office	General Manager of Corporate Communications and Investor Relations Office of UNY Group Holdings
Tateru Ueno	General Manager of Improvement Department	Same as on the left.
Takahiro Shibata	General Manager of GMS Sales Division of Sun Sougou Maintenance Co., Ltd.	Same as on the left.
Kazuo Nakata	General Manager of Business Division of Sun Sougou Maintenance Co., Ltd.	Same as on the left.
Hironori Kogane	General Manager of Sales Management Division of Sun Sougou Maintenance Co., Ltd.	Same as on the left.
Masahiro Suda	General Manager of Sales Management Division of MY SUPPORT Co., Ltd.	Same as on the left.
Tadanobu Toyama	General Manager of UNY Group Corporate Pension Fund	Same as on the left.
Akiharu Arai	Executive Director of UNY Group Health Insurance Association	General Manager of UNY Group Health Insurance Association
Toshiaki Ema	General Manager of Merchandising Department of 99 ICHIBA Co., Ltd.	Same as on the left.
Takeshi Hattori	General Manager of Sales Department of SUN REFORM Co., Ltd.	Same as on the left.
Makoto Ito	General Manager of UNY (HK) CO., LIMITED	Same as on the left.
Yutaka Okuda	Representative Director and President of UNY (SHANGHAI) TRADING Co., Ltd.	Same as on the left.
Takashi Mizuno	Store Manager of UNY (SHANGHAI) TRADING Co., Ltd.	Same as on the left.
Naoki Ito	General Manager of Tenant Department of UNY (SHANGHAI) TRADING Co., Ltd.	Same as on the left.
Shinkichi Kobayashi	Representative Director and President of PIAGO KANTO	Same as on the left.
Masami Shibamoto	General Manager of Merchandising Department of PIAGO KANTO	Same as on the left.
Makoto Kato	General Manager of Merchandising Department of UNIFOOD Co., Ltd.	Same as on the left.

(Note) Above changes as of August 21, 2016. ø denotes changes as of September 1, 2016.

4.	Organization Structure as of September 1, 2016

(1) FamilyMart UNY Holdings Co., Ltd.

(2) FamilyMart Co., Ltd.

(Note) Departments of each division are illustrated on the following pages.

New Business Development Division	Information Systems Division

Merchandising Division

Logistics & Quality Control Division	Store Operation Division

Store Development Division	Management Division

Finance & Accounting Division	International Business Division	Corporate Planning Division

Cocostore Business Division

Integration Promotion Division

Integration Promotion Division (by Operation Department)

District

(3) UNY Co., Ltd.

(Note) Departments of each division are illustrated on the following pages.

Group Companies Management Division	Finance & Accounting Division

IT Logistics Division	Operation Support Division

Clothing and Housing Division

Food Division

Development and Tenant Division

APITA Store Operation Division

PIAGO Store Operation Division